UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

                       Technology Investment Capital Corp.
             (Exact name of registrant as specified in its charter)

         Maryland                    333-109055                20-0118736
----------------------------  -----------------------   ------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)



8 Sound Shore Drive, Suite 215, Greenwich, CT                    06830
---------------------------------------------          -------------------------
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   203-661-3122
                                                   ------------------

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

         The following press release was issued by NASDAQ on behalf of Technology Investment Capital Corp. on January 26, 2004:

Technology Investment Capital Corp. [TICC] CEO to Open The NASDAQ Stock Market

Monday January 26, 10:30 am ET

Company Celebrates Listing on National Market

(MARKET WIRE)--Jan 26, 2004 --

What:
Jonathan Cohen, Chief Executive Officer of Technology Investment Capital Corp. [TICC] will join NASDAQ host Jeff Singer, Regional Vice President, to preside over the Market Open.

Where:
NASDAQ MarketSite -- 4 Times Square -- 43rd & Broadway -- Broadcast Studio

When:
Tuesday, January 27, 2004 at 9:30 a.m.

Why:
The NASDAQ Stock Market proudly welcomes Technology Investment Capital Corp. and its CEO Jonathan Cohen to the Market Open. On November 21, 2003, Technology Investment Capital Corp. began trading on the NASDAQ National Market under the ticker symbol [TICC].

Fast Facts:
Founded: July 2003
Headquarters: Greenwich, Connecticut
Ticker: TICC

*New Feed Information:
The market open ceremony is available from 9:20 a.m. to 9:35 a.m. on Galaxy
4R C/transponder 18. The downlink frequency is 4060 vertical; audio: 6.2/6.8. The feed can also be found on Waterfront fiber 1623. If you have any questions please contact the NASDAQ Traffic Department at (646) 441-5220.

Photos:
To obtain a hi-resolution photograph of the Market Open, please go to http://www.nasdaq.com/reference/marketsite_events.stm and click on the Market Open of your choice.

About Technology Investment Capital Corp. [TICC]:
Technology Investment Capital is a newly formed, publicly traded specialty finance company, organized as a closed-end, non-diversified company that is a business development company under the Investment Company Act of 1940. TICC provides capital to technology-related companies. Companies interested in learning more about Technology Investment Capital Corp.'s financing opportunities should contact Barry Osherow at (203) 661-9572.

Contacts:
Technology Investment Capital Corp. [TICC]:
Barry Osherow
203.661.9572
bosherow@TICC.com

NASDAQ MarketSite
Traffic Department
646.441.5220

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Technology Investment Capital Corp.
                       -----------------------------------
                                  (Registrant)

                               Saul B. Rosenthal
                       -----------------------------------
                                   (Signature)

Date: January 26, 2004
      ----------------
                        By:  Saul Rosenthal
                           -------------------------------

                        Title:  Chief Operating Officer
                              ----------------------------